QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 99.1

Form of Certification Pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code

        I, Jack N. Hayden, the President and Chief Executive Officer of Technology Solutions Company, certify that:

  (i)
  The Form 10-Q for the quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (ii)
  The information contained in the Form 10-Q for the quarter ended September 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Technology Solutions Company.
Date: November 13, 2002	By:	/s/ JACK N. HAYDEN Jack N. Hayden President and Chief Executive Officer

29

QuickLinks

  EXHIBIT 99.1